SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934



       Date of Report (Date of earliest event reported): November 3, 2003
                                                         ----------------




                               LIZ CLAIBORNE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             DELAWARE                   001-10689               13-2842791
-------------------------------       ------------        ----------------------
(State or other jurisdiction of       (Commission            (I.R.S. Employer
        incorporation)                File Number)        Identification Number)


1441 Broadway, New York, New York                                   10018
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(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (212) 626-3500


                                 NOT APPLICABLE
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5     OTHER EVENTS

On November 3, 2003, the Company entered into an Employment Agreement with Paul
R. Charron, as Chairman and Chief Executive Officer of the Company, replacing the prior employment agreement between the Company and Mr. Charron. As provided for in the Employment Agreement, the Company and Mr. Charron entered into a First Amendment to Executive Termination Benefits Agreement, a Performance Share Agreement, and a Restricted Share Agreement, as well as Amendment Two to the Liz Claiborne Retirement Income Accumulation Plan for the benefit of Mr. Charron. As part of the Employment Agreement, the Company also issued options to purchase shares of Company stock, as evidenced by a stock option grant certificate issued to Mr. Charron. Each of these documents are attached to this report as Exhibits
10.1 through 10.6, respectively, and are incorporated herein by reference as though fully set forth herein.


ITEM 7(C). EXHIBITS

10.1 Employment Agreement, dated as of November 3, 2003, between Liz Claiborne, Inc. and Paul R. Charron.

10.2 Amendment No. 2 to the Liz Claiborne Retirement Income Accumulation Plan for the benefit of Paul R. Charron, effective as of November 3, 2003.

10.3 First Amendment to the Executive Termination Benefits Agreement (Change of Control Agreement), made as of November 3, 2003, between Liz Claiborne, Inc. and Paul R. Charron.

10.4 Stock Option Certificate, dated November 3, 2003, issued to Paul R. Charron under the Liz Claiborne, Inc. 2002 Stock Incentive Plan (the "Plan").

10.5 Restricted Share Agreement under the Liz Claiborne, Inc. 2000 Stock Incentive Plan, dated as of November 3, 2003, between Liz Claiborne, Inc. and Paul R. Charron.

10.6 Performance Share Agreement under the Plan, dated as of November 3, 2003, between Liz Claiborne, Inc. and Paul R. Charron.



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



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LIZ CLAIBORNE, INC.


Dated:   November 5, 2003       By:     /s/ Michael Scarpa
                                        ---------------------------------------
                                Name:   Michael Scarpa
                                Title:  Senior Vice President,
                                        Chief Financial Officer













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

                                  EXHIBIT INDEX




Exhibit No.     Description
-----------     -----------

10.1 Employment Agreement, dated as of November 3, 2003, between Liz Claiborne, Inc. and Paul R. Charron.

10.2 Amendment No. 2 to the Liz Claiborne Retirement Income Accumulation Plan for the benefit of Paul R. Charron, effective as of November 3, 2003.

10.3 First Amendment to the Executive Termination Benefits Agreement (Change of Control Agreement), made as of November 3, 2003, between Liz Claiborne, Inc. and Paul R. Charron.

10.4            Stock Option Certificate, dated November 3, 2003, issued to Paul
                R. Charron under the Liz Claiborne, Inc. 2002 Stock Incentive Plan (the "Plan").

10.5 Restricted Share Agreement under the Liz Claiborne, Inc. 2000 Stock Incentive Plan, dated as of November 3, 2003, between Liz Claiborne, Inc. and Paul R. Charron.

10.6 Performance Share Agreement under the Plan, dated as of November 3, 2003, between Liz Claiborne, Inc. and Paul R. Charron.








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